Corporate Presentation January 2022 @Neoleukin Therapeutics. All Rights Reserved. Exhibit 99.1

Forward Looking Statements Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, clinical development of its product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, properties of its product candidates, availability of data, the use and sufficiency of its cash resources and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: whether results of early clinical trials or preclinical studies will be indicative of the results of future trials, the adequacy of any clinical models, uncertainties associated with regulatory review of clinical trials; our ability to identify or acquire additional clinical candidates, our ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates; further impacts of COVID-19 on our operations; and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2021 as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Company is contained in its Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2021, Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent reports, filed with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. @Neoleukin Therapeutics. All Rights Reserved.2

Data in 2022 Initiated phase 1 clinical trial for NL-201 in 2021. Interim data is expected in 2022. Proven Mechanism of Action in IL-2 Aldesleukin (rhIL-2) is approved for the treatment of metastatic renal cell carcinoma and melanoma. Neoleukin’s NL-201 is designed to stimulate an immunological response with potentially greater selectivity and less toxicity. Large Market in I/O Asset Sales of the top 3 immunotherapy drugs totaled $25M in 2020, which represented compound annual growth of 36% over the prior 3 years. De novo Protein Platform Neoleukin’s computational protein design method for creating cytokine mimetics has the potential to overcome biological limitations of natural proteins. Key Company Highlights @Neoleukin Therapeutics. All Rights Reserved.3 Heme malignancies Combination approaches Solid tumors

Building a Neoleukin™ Cytokine Mimetic @Neoleukin Therapeutics. All Rights Reserved.4 IL-2R alpha IL-2R gamma IL-2 IL-2 IL-2R beta NL-201 NL-201 IL-2 Develop an accurate structural model of target Identify regions of intermolecular contact Design an idealized topology Assign optimal amino acid sequences 1 2 3 4

Pipeline @Neoleukin Therapeutics. All Rights Reserved.5 NL-201 is believed to be the 1st de novo protein in clinic Program Mechanism Discovery Preclinical Development Phase 1 Anticipated Milestone / Status Oncology NL-201 IL-2/15 Agonist Solid Tumors Ph. 1 Interim Data – 2022 IL-2/15 Agonist Heme Malignancies Ph. 1 Initiation – 2022 Neo-202 Next-gen IL-2/15 Agonist Inflammation Neo-5171 IL-2/15 Antagonist Autoimmune / Inflammatory Conditions Pre-clinical data disclosed Q4 2021 Neo-TRA T-reg Agonist Autoimmune / Inflammatory Conditions

Leadership Team



Jonathan Drachman, M.D.
Chief Executive Officer
PRIOR
CMO, EVP R&D
Seagen



Robert Ho
Chief Financial Officer
PRIOR
Morgan Stanley & Co.
DaVita



Priti Patel, M.D., M.S.
Chief Medical Officer
PRIOR
AstraZeneca, Acerta Pharma



Bill Arthur, Ph.D.
VP & Head of Research
PRIOR
Seagen
Merck & Co.



Carl Walkey, Ph.D.
Senior VP, Corporate Development
PRIOR
Postdoctoral Fellow, UW-IPD



Samantha Willing
Senior VP, People
PRIOR
Seagen, Microsoft

6
@Neoleukin Therapeutics. All Rights Reserved.
neoleukin™ THERAPEUTICS

$2.8 $7.3 $11.3 $17.8 $24.7 $30.2 0 5 10 15 20 25 30 35 FY15 FY16 FY17 FY18 FY19 FY20 $B S al es Keytruda Opdivo Tecentriq Imfinzi Yervoy Yescarta Kymriah Tislelizumab Large Market Opportunity in Immunotherapy 7 Selected top immunotherapy product sales: @Neoleukin Therapeutics. All Rights Reserved.

NL-201: *De Novo* is What's New



NL-201 is computationally designed for optimal biological activity:

- Only 14% conserved sequence vs. native IL-2
- No potential/residual alpha subunit (CD25) binding
- Activates both IL-2 and IL-15 pathways
- More potent than native IL-2 on NK- and naïve CD8 T-cells
- Smaller and more thermodynamically stable than IL-2



hIL-2 **NL-201**

Current opportunities

- Infrequent systemic dosing
- Local administration

Modifiable for improved biodistribution (future)

- Targeting to tumor microenvironment
- Conditional activation

8

@Neoleukin Therapeutics. All Rights Reserved.

neoleukin™ THERAPEUTICS

Why NL-201? More potent IL-2/IL-15 agonist, no bias toward Tregs or endothelial cells @Neoleukin Therapeutics. All Rights Reserved.9 hIL-2Neoleukin-2/15 NL-201 is a de novo protein designed with no alpha subunit interaction and increased beta/gamma binding Source: Silva et al. Nature, 565, 186-191 (2019) 14% Conserved sequence

NL-201 Is Designed to Have No Bias for Off-Target Cells @Neoleukin Therapeutics. All Rights Reserved.10 IL-2 NL-201 CD8 T-cell Off-target cell CD8 T-cell Off-target cell

NL-201 Stimulates CD8 Effector T and NK Cells More Selectively Than IL-2 @Neoleukin Therapeutics. All Rights Reserved.11 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 1, 00 0 1,500 2,000 2,500 3,000 Treatment (nM) M ea n p S TA T 5 CD8 Signaling IL-2 NL201 11X 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 1, 00 0 1,500 1,750 2,000 2,250 2,500 2,750 Treatment (nM) NK Signaling 3.1X 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 1, 00 0 2,000 3,000 4,000 5,000 Treatment (nM) Treg Signaling 31X NL-201 is ~330-fold and ~90-fold more selective for CD8+ T and NK cells (vs. Tregs) than IL-2, respectively Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020 STAT5 phosphorylation in CD8+ T cells, NK cells, and Tregs was measured by flow cytometry using PBMCs from 10 healthy human donors. Proliferation was evaluated using Ki67.

NL-201: High CD8:Treg and NK:Treg Ratios at Low Concentration @Neoleukin Therapeutics. All Rights Reserved.12 0 0.3 1.0 3.0 10 30 0 1 2 3 4 5 6 7 Treatment (ng/ml) % K i6 7+ C D 8: Tr eg CD8:Treg Proliferation IL-2 NL-201 *** **** **** *** 0 0.3 1.0 3.0 10 30 0 5 10 15 20 25 30 Treatment (ng/ml) % K i6 7+ N K :T re g NK:Treg Proliferation **** **** NL-201 vs IL-2: * p<0.05; ** p<0.01; *** p<0.001; **** p<0.0001 Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201: Durable Antitumor Activity at Well-tolerated Doses @Neoleukin Therapeutics. All Rights Reserved.13 0 7 14 21 28 35 0 1000 2000 3000 Study Day Tu m o r V o lu m e (m m 3 ) Re-Challenge Naive Treated 9 16 23 30 -5 0 5 10 15 20 25 30 Study Day % B o d yw ei g h t C h an g e Tolerability Vehicle NL-201 ** 9 16 23 30 37 44 51 58 65 72 79 0 25 50 75 100 Study Day % T u m o rs < 10 00 m m 3 Tumor Growth Inhibition 6/15 (40%) tumor-freeNL-201 aPD-1 aPD-L1 CT26 syngeneic murine colon cancer model • NL-201 is well-tolerated at therapeutic doses • Single-agent activity observed • Tumor-free mice reject CT26 upon re-challenge Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 Demonstrates Robust Single-Agent Activity in Multiple Tumor Models @Neoleukin Therapeutics. All Rights Reserved.14 • NL-201 was administered QWx2 when tumors reached ~100mm3 • Tumor growth inhibition (TGI) is reported in each graph vs. control. • NL-201 significantly inhibited tumor growth in all models, including those that are refractory to checkpoint inhibitors PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) Hepa1-6 (Liver) Day 24 90% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) LL/2 (Lung) Day 35 64% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 MC38 (Colon) Day 21 88% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 EMT-6 (Breast) Day 28 62% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 CT26 (Colon) Day 21 78% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 Pan02 (Pancreatic) Day 52 60% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 H22 (Liver) Day 18 77% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Renca (Kidney) Day 23 53% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 5000 A20 (Lymphoma) Day 26 77% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 B16F10 (Melanoma) Day 18 34% TGI (p=0.01) PBS NL-201 0 1000 2000 3000 4000 5000 RM-1 (Prostate) Day 20 71% TGI (p<0.0001) PBS NL-201 1000 2000 3000 4000 B16BL6 (Melanoma) Day 22 28% TGI (p=0.008) Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201: Low ADA Detected After Repeated Systemic Administration in NHPs @Neoleukin Therapeutics. All Rights Reserved.15 • ADAs detectable in: 3/10 NHPs at 5µg/kg; 1/6 NHPs at 15µg/kg; 0/10 NHPs at 50µg/kg NL-201 • 3 of 4 ADA+ NHPs were ≤ low positive control (LPC) level 1 2 3 4 5 6 7 8 9 10 1 2 3 4 5 6 1 2 3 4 5 6 7 8 9 10 100 1000 10000 100000 Animal # A ss ay S ig n al ( A U ) D29- D29+ D43- D43+ D57- D57+ HPC MPC LPC NC 5ug/kg 15ug/kg 50ug/kg Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

Similar Pharmacodynamic Response in ADA+ vs ADA- NHPs @Neoleukin Therapeutics. All Rights Reserved.16 Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 % K i6 7+ C D 8+ T C el ls (% o f to ta l C D 8+ ) CD8+ Proliferation (5mg/kg) 1st Dose 5th Dose ADA- ADA+ Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (50mg/kg) 1st Dose 5th Dose Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (15mg/kg) 1st Dose 5th Dose Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 Phase 1 Clinical Trial in Solid Tumors • IV, monotherapy in patients with relapsed or refractory solid tumors • Part 1: Identify optimal dose and schedule; assess safety, PK, PD, and antitumor activity • Part 2: Indication-specific expansion cohorts, including renal cell carcinoma and melanoma • Clinical sites in Australia, U.S. and Canada • Enrollment up to 120 patients • Interim data expected in 2022 @Neoleukin Therapeutics. All Rights Reserved.17 Naing et al, SITC Nov 2021

NL-201 in Hematologic Malignancies: Preclinical Data



Percent Survival
100
75
50
25
0
0 30 60 90 120
Days post-SCT
PBS
NL-201
NL-201 + αNK1.1
NL-201 + αCD8
NL-201 + αCD4
T cells in BM (x10^5/fem)
CD4
CD8
MM-controlled PBS
MM-relapsed PBS
NL-201
% in BM CD4$^+$ T
FoxP3$^+$

- NL-201 delays relapse in murine myeloma model following autologous stem cell transplant
- NL-201 induces expansion of cytotoxic CD8 T-cells and a decrease in T-regulatory CD4 cells in the bone marrow
- NL-201 treated mice had an increase in bone marrow T-cells expressing granzyme B and a decrease in the T-cell exhaustion phenotype
- Phase 1 trial for NL-201 in patients with hematologic malignancies anticipated to begin in 2022

Minnie et al, American Society of Hematology 63rd Annual Meeting. Abstract 1609. December 2021

18

@Neoleukin Therapeutics. All Rights Reserved.

NL-201: Broad Opportunity in Cancer • Solid tumor monotherapy trial ongoing • Plan to initiate monotherapy trial for patients with heme malignancies in 2022 • Future opportunities to combine with checkpoint inhibitors, monoclonal antibodies, cellular therapies, and other standard-of-care agents • Potential advantages of NL-201 local administration presented at SITC 2021 @Neoleukin Therapeutics. All Rights Reserved.19

NL-201 Turns ‘Cold’ Tumors ‘Hot’ Augments inflammatory milieu in preclinical B16 melanoma model @Neoleukin Therapeutics. All Rights Reserved.20 TCRβ Sequencing Summary Mean (range) Total T cells Unique T cells Simpson Clonality Vehicle (n=5) 1,406 (358-2,708) 445 (196-807) 0.194 (0.106-0.411) Anti-PD-1 (n=5) 2,456 (987-4,713) 464 (314-775) 0.34 (0.138-0.57) NL-201 (n=5) 2,664 (1,578-3,816) 869 (611-1,064 0.206 (0.11-0.292) NL-201 plus anti-PD-1 (co-admin) (n=5) 2,865 (1,504-3,456) 1,042 (536-1,486) 0.128 (0.073-0.165) 0 500 1000 1500 2000 ce ll co un ts ( ce lls /m g of tu m or ) CD8+IFNg+ T cells * * ** * 0 50 100 150 200 400 600 ce ll co un ts ( ce lls /m g of tu m or ) CD4+IFNg+ Th1 cells * * * ns 0 400 800 1200 1600 ce ll co un ts ( ce lls /m g of tu m or ) CD8+GrB+ T cells * * ** NL-201 • increases T-cell diversity in the tumor microenvironment • augments IFNg and granzyme B expression in T-cells • synergizes with anti-PD1 to inhibit tumor growth Mortales et. al, SITC 2021, Abstract #716, Nov 2021 Vehicle anti-PD-1 NL-201 NL-201 + anti-PD-1 (co-admin)

NL-201 Enhances Activity of Checkpoint Inhibitors in Preclinical Models

Combination with NL-201 in CPI-resistant syngeneic tumors



EMT-6 (Breast)
% Surviving
100
80
60
40
20
0
7/9 tumor-free
Vehicle
αPD-1
NL-201
NL-201 + αPD-1
0
7
14
21
28
35
42
Study Day

p=0.0029: αPD-1 vs NL-201 + αPD-1
p<0.0001: NL-201 vs NL-201 + αPD-1



Renca (Kidney)
% Surviving
100
80
60
40
20
0
5/9 tumor-free
Vehicle
αPD-1 + αCTLA-4
NL-201
NL-201 + αPD-1 + αCTLA-4
0
7
14
21
28
35
42
Study Day

p=0.0001: αPD-1 + αCTLA-4 vs NL-201 + αPD-1 + αCTLA-4
p=0.0006: NL-201 vs NL-201 + αPD-1 + αCTLA-4

NL-201: 90μg/kg QWx2
αPD-1: 10mg/kg BiWx6
αCTLA-4: 10gm/kg BiWx6

Treatment began when tumors reached ~90mm^3

21

@Neoleukin Therapeutics. All Rights Reserved.

neoleukin THERAPEUTICS

Promising NL-201 Preclinical Combinations In Vivo

Enhanced antitumor activity with CAR-T cells and antibodies

RAJI Lymphoma Model



Tumor radiance
10^7
10^6
10^5
10^4
10^3
D-1
D6
D15
D22
D28
D35
D49
Days post T cell infusion

- NL-201 combined with a subcurative dose of CAR-T cells achieve deep tumor control and 100% survival
- NL-201 enhances intratumoral CD8:Treg ratios (~1000x vs. ~50x for IL-2)

Leung et. al, AACR Annual Meeting II, Abstract #2222, June 2020

B16 Melanoma Model



p<0.0001
p<0.05
5000
4000
3000
2000
1000
0
375µg/kg
TA99
NL-201
TA99 + NL-201

- NL-201 + TA99 (mAb) significantly improved tumor growth inhibition when combined

Walkey et. al, SITC 2020, Abstract #576, November 2020

22

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neoleukin THERAPEUTICS

Intratumoral NL-201: Local and Distant Antitumor Control with Improved Tolerability


Mean Tumor Volume
Tumor Volume (mm³)
2500
2000
1500
1000
500
0
9
16
23
30
37
Study Day
Vehicle IT (R)
Vehicle IT (L)
10 µg IV (R)
10 µg IV (L)
2 µg IT (R)
2 µg IT (L)
10 µg IT (R)
10 µg IT (L)
Tolerability[a]
Percentage Change in Body Weight (%)
20
0
-20
* p=0.0466
** p=0.0081
* p=0.0184
** p=0.0036
Vehicle
2µg IT
10µg IV
10µg IT
Tumor Outgrowth
Proportion of Tumors <1000 mm³ (%)
100
50
0
9
16
23
30
37
44
51
58
65
Study Day
Vehicle (R)
Vehicle (L)
10 µg IV (R)
10 µg IV (L)
2 µg IT (R)
2µg IT (L)
10 µg IT (R)
10 µg IT (L)

- CT26 syngeneic tumor model with bilateral tumor implants
- IT (R only) or IV NL-201 administered qWx2
- 10 mcg IV exceeded 20% weight loss in some mice

Tatalick et al, SITC 2021, Abstract #898, November 2021

23

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neoleukin THERAPEUTICS

Pipeline @Neoleukin Therapeutics. All Rights Reserved.24 NL-201 is believed to be the 1st de novo protein in clinic Program Mechanism Discovery Preclinical Development Phase 1 Anticipated Milestone / Status Oncology NL-201 IL-2/15 Agonist Solid Tumors Ph. 1 Interim Data – 2022 IL-2/15 Agonist Heme Malignancies Ph. 1 Initiation – 2022 Neo-202 Next-gen IL-2/15 Agonist Inflammation Neo-5171 IL-2/15 Antagonist Autoimmune / Inflammatory Conditions Pre-clinical data disclosed Q4 2021 Neo-TRA T-reg Agonist Autoimmune / Inflammatory Conditions

Neo-5171: A computationally designed de novo protein inhibitor of IL-2 and IL-15 signaling



Increase affinity for IL2Rβ
Neo-5171
Disrupt the interaction with γc



Proliferation
Luminescence (RLU)
2000000
1500000
1000000
500000
0
Neo-5171 + 1 nM IL-2 *
Control
10-4 10-3 10-2 10-1 100 101 102 103
Neo-5171 (nM)

* In presence of 30 pM aCD3

- Potent inhibitor of CD8 T-cell proliferation and IFN-g production
- Resistant to proteases and low pH
- Less impact on T-regulatory cells

R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021

25

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neoleukin THERAPEUTICS

Neo-5171-Fc prolongs survival in a preclinical model of graft-vs-host disease (GVHD) @Neoleukin Therapeutics. All Rights Reserved.26 • Immunodeficient NSG mice were irradiated, received 107 human PBMC on Day -1 • Intraperitoneal dosing with Neo-5171-Fc q3d, beginning Day 0 • Mice were euthanized when experiencing >20% body weight loss • At high dose 62.5% of mice survived at study end (Day 42) R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021

Pipeline @Neoleukin Therapeutics. All Rights Reserved.27 NL-201 is believed to be the 1st de novo protein in clinic Program Mechanism Discovery Preclinical Development Phase 1 Anticipated Milestone / Status Oncology NL-201 IL-2/15 Agonist Solid Tumors Ph. 1 Interim Data – 2022 IL-2/15 Agonist Heme Malignancies Ph. 1 Initiation – 2022 Neo-202 Next-gen IL-2/15 Agonist Inflammation Neo-5171 IL-2/15 Antagonist Autoimmune / Inflammatory Conditions Pre-clinical data disclosed Q4 2021 Neo-TRA T-reg Agonist Autoimmune / Inflammatory Conditions

De Novo Split Technology: Conditionally Active IL-2 Mimetic



Neo-2/15 **Part-A**
Neo-2/15 **Part-B**
Reconstituted Neo-2/15
IL2-Rβ
IL2-Rɣ



Cell signaling
(murine CTLL2 cells)
Normalized pSTAT5 MFI
100
50
0
10-12
10-10
10-8
10-6
Concentration (M)
Neo-2/15
Part A
Part B
Part A + B

Quijano-Rubio et. al., AACR Virtual Annual Meeting II, Abstract #1075, Jun 2020

28

@Neoleukin Therapeutics. All Rights Reserved.

Targeted Split Neo-2/15 Increases Therapeutic Window



Percent Survival
100
50
0
0
10
20
30
40
50
Days after tumor inoculation
2/5
tumor free
PBS
αPDL1-Neo-2/15 (0.43 nmol)
Untargeted-Part A + Untargeted-Part B (8 nmol)
αPDL1-Part A + αPDL1-Part B (8 nmol)



Weight change D12
% Weight change
10
5
0
-5
-10
-15

- C57BL/6J mice bearing B16 PDL1Hi melanoma cells in flank
- All groups were co-treated biweekly with Ta99 mAb (150µg/mice)
- Targeted Neo-2/15 variants and Part-A fusions administered i.p.; Part-B fusions administered s.c. opposite flank of tumor

Quijano-Rubio et. al., AACR Virtual Annual Meeting II, Abstract #1075, Jun 2020

29

@Neoleukin Therapeutics. All Rights Reserved.

Functional De Novo Proteins Better Therapies by Design @Neoleukin Therapeutics. All Rights Reserved.30 2019 2020 • Scientific founders are world leaders in de novo protein design • Technology originated at University of Washington Institute for Protein Design • Exclusive license obtained for commercialization of NL-201 and other de novo protein assets

NL-CVX1 – De Novo Protein Decoy @Neoleukin Therapeutics. All Rights Reserved.31 De novo design of potent and resilient hACE2 decoys to neutralize SARS-CoV-2 T. W. Linsky et. al. Science. 10.1126/science.abe0075 (2020)

Financial Highlights & Upcoming Milestones Financial • $154.9 million cash & cash equivalents as of September 30, 2021 • Cash and cash equivalents expected to fund operations into 2H 2023 • 42.4M common shares outstanding and 12.7M pre-funded warrants1 Upcoming Milestones • Expect to release NL-201 interim phase 1 data in 2022 • Plan to initiate phase 1 heme malignancy trial for NL-201 • Plan to evaluate NL-201 + KEYTRUDA (pembrolizumab) in phase 1 trial @Neoleukin Therapeutics. All Rights Reserved.32 1. Warrants to purchase common shares 1:1 with an exercise price of $0.000001 as of September 30, 2021.

Improving on nature. Designing for life. @Neoleukin Therapeutics. All Rights Reserved.